UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2017

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 18th Floor New York, NY 10022
(Address of principal executive offices)

(212) 521-4052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 3, 2017, 1847 Neese, Inc., a subsidiary of 1847 Holdings LLC (the “Company”), entered into a Stock Purchase Agreement with Neese, Inc., an Iowa corporation (“Neese”), and Alan Neese and Katherine Neese.

This Current Report on Form 8-K/A amends the original Form 8-K that the Company filed on March 9, 2017, to include Neese’s audited financial statements as of, and for the years ended, December 31, 2016 and 2015 and the unaudited pro forma combined financial information related to the acquisition of Neese required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Neese, Inc. as of, and for the years ended, December 31, 2016 and 2015, as well as the accompanying notes thereto and the related Independent Auditors’ Report, are filed as Exhibit 99.1 attached hereto and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma combined financial information giving effect to the acquisition of Neese, Inc. is filed as Exhibit 99.2 attached hereto and is incorporated herein by reference.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Neese, Inc. Audited Financial Statements as of, and for the Years Ended, December 31, 2016 and 2015.

99.2	1847 Holdings, LLC Unaudited Pro Forma Combined Financial Information of 1847 Holdings, LLC and Neese, Inc. as of, and for the Year Ended, December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: June 27, 2017	By:	/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Neese, Inc. Audited Financial Statements as of, and for the Years Ended, December 31, 2016 and 2015.

99.2	1847 Holdings, LLC Unaudited Pro Forma Combined Financial Information of 1847 Holdings, LLC and Neese, Inc. as of, and for the Year Ended, December 31, 2016.